Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

8. Income Taxes

Reconciliations between the statutory federal income tax rate and the Company’s effective tax rate follow:

	2012		2011		2010
Years Ended December 31,	Amount	%	Amount	%	Amount	%
Federal statutory rate	$(4,273,000)	(34.0)	$(6,608,000)	(34.0)	$(6,308,000)	(34.0)
State taxes	(566,000)	(4.5)	(874,000)	(4.5)	(835,000)	(4.5)
Adjustment to valuation allowance	4,596,000	36.5	6,406,000	33.0	6,118,000	33.0
Non-deductible compensation	924,000	7.0	1,848,000	9.5	1,848,000	10.0
Gain on warrant liability	(681,000)	(5.0)	(772,000)	(4.0)	(823,000)	(4.5)

Actual tax benefit	$—	—	$—	—	$—	—

The components of the Company’s deferred income taxes are summarized below:

December 31,	2012	2011
Deferred tax assets
Net operating loss carry-forwards	$26,980,000	$24,023,000
Stock-based compensation	6,245,000	5,447,000
Warrants for services	3,839,000	3,257,000

Deferred tax asset	37,064,000	32,727,000
Deferred tax liabilities
Patent amortization	(1,896,000)	(2,155,000)
Valuation allowance	(35,168,000)	(30,572,000)

Net deferred taxes	$—	$—

A valuation allowance against deferred tax assets is required if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets may not be realized. The Company is in the development stage and realization of the deferred tax assets is not considered more likely than not. As a result, the Company has recorded a valuation allowance for the net deferred tax asset.

Since inception of the Company on January 17, 2002, the Company has generated tax net operating losses of approximately $72.0 million, expiring in 2022 through 2032. The tax loss carry-forwards of the Company may be subject to limitation by Section 382 of the Internal Revenue Code with respect to the amount utilizable each year. This limitation reduces the Company’s ability to utilize net operating loss carry-forwards. The amount of the limitation has not been quantified by the Company. In addition, the Company acquired certain net operating losses in its acquisition of Valley Pharmaceuticals, Inc. (Note 2). However, the amount of these net operating losses has not been determined and even if recorded, the amount would be fully reserved. If the Company determines that there were net operating losses acquired, any realization of a deferred tax asset would be reflected as a tax benefit.

The Company has determined that there are no uncertain tax positions as of December 31, 2012 or 2011 and does not expect any significant change within the next year.